                                                                   EXHIBIT 10.17



                                ESCROW AGREEMENT
                                    (GENERAL)


         THIS ESCROW AGREEMENT is made effective as of March 31, 1998, by and among Longworth Title Agency, Inc., an Ohio corporation ("Escrow Agent"), James
L. Deckebach d/b/a Wine Racks Unlimited ("Buyer"), and Multi-Color Corporation, an Ohio corporation ("Seller").

                                   WITNESSETH:

         WHEREAS, Buyer and Seller have entered into an Agreement as amended ("Agreement") for the purchase and sale of certain property commonly known as 4575 Eastern Avenue, Cincinnati, Hamilton County, Ohio ("Property").

         WHEREAS, pursuant to the terms of the Agreement Seller is obligated to complete the items set forth on the attached Exhibit A prior to Closing ("Obligations"); and

         WHEREAS, Seller has not yet completed its Obligations under the Agreement but Buyer and Seller have agreed to close on the Property with the execution of this Escrow Agreement; and

         NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants set forth herein:

         1. Deposit of Funds. Buyer shall deposit with Escrow Agent the sum of $89,949.00 (collectively the "Funds") and Escrow Agent agrees to receive and hold the Funds and to deal with the Funds as hereinafter set forth). Such Funds shall be held by Escrow Agent without any interest being earned by either Buyer or Seller.

         2. Completion of Obligations. Except as otherwise noted on Exhibit A where Buyer has agreed to undertake the Obligations, Seller shall complete the Obligations set forth in Exhibit A within the time periods set forth in Exhibit A and to the reasonable satisfaction of Buyer. In the event Seller has not completed the Obligations set forth in Exhibit A within the time periods set forth in Exhibit A, the Funds allocated to the particular Obligations as set forth in Exhibit A shall be delivered to Buyer. In the event that an Obligation is completed to the reasonable satisfaction of Buyer for less than the amount set forth on Exhibit A, Escrow Agent is directed to send the excess amounts to PNC Bank, National Association for the account of Seller.

         3. Time Limit. In the event that the Escrow Agent has not been given written instructions signed by Buyer and Seller to disburse the Funds on or before 3:00 p.m., May 1, 1998, then on May 2, 1998, the Escrow Agent shall disburse the Funds to Buyer.

         4. Methods of Funds Transfer. Escrow Agent may transfer the Funds by corporate check, by wire transfer, by certified check, or by such other means as may be agreed upon in writing.

         5. Release. The parties agree that Escrow Agent shall have no liability under this Agreement except to account for the Funds as specified herein. Upon delivery by Escrow Agent of


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the Funds as provided herein, the endorsement, acceptance, or negotiation of such funds shall constitute a full and complete release by such party of the Escrow Agent from any and all liability of any kind or nature whatsoever in connection with this Agreement or the escrow.

         6. Indemnity. Buyer and Seller ("Indemnitors") jointly and severally hereby agree to release, hold harmless and indemnify the Escrow Agent from and against any liability, cost or expense, including attorney fees and court costs, incurred by it in connection with any arbitration or court action, or any act taken within the scope of this Agreement or any failure to act, unless due to the negligence or misconduct of the Escrow Agent, or its failure to comply with the terms of this Agreement.

            In furtherance, and not in limitation of the foregoing, Indemnitors agree as follows, which agreement shall survive the disbursement of all Funds in the escrow account: (i) Indemnitors shall not hold Escrow Agent responsible in any manner for, and Indemnitors shall reimburse and indemnify the Escrow Agent for and hold Escrow Agent harmless against, any loss, liability or expense arising out of, or in connection with Escrow Agent's acceptance of or Escrow Agent's performance of its duties hereunder as well as the reasonable costs and expenses of defending against any claim or liability arising out of, or relating to, this Agreement; and (ii) Indemnitors shall not hold Escrow Agent liable for any error in judgment or for any act done or omitted by Escrow Agent in good faith or for any mistake in fact or law or for anything which Escrow Agent does or refrains from doing in connection with this Escrow Agreement.

         7. Termination of Liability. Upon disbursement of all Funds Escrow Agent shall be relieved of all further liability and responsibility in connection with the Escrow Agreement or this escrow.

         8. Interpleader. In the event any demand is made upon Escrow Agent concerning this Agreement or this Escrow, or at any time for any cause or for no cause, Escrow Agent, at its election and in its sole discretion, may cause the Funds to be delivered to a court of competent jurisdiction to determine the rights of Seller and Buyer or to interplead Seller and Buyer by an action brought in any such court. Deposit by Escrow Agent into such court of the Funds shall relieve Escrow Agent of all further liability and responsibility in connection with this Agreement and the escrow.

         9. Counterparts and Faxes. This Agreement may be executed in counterparts and shall be binding on the parties notwithstanding that all parties have not signed the same counterpart. Also, a faxed copy of an executed counterpart (with originals to be sent to the Escrow Agent by ordinary mail) shall be binding on all parties.



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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

                          BUYER:



                          By:  /s/ JAMES L. DECKEBACH
                             --------------------------------------------------
                                 James L. Deckebach dba Wine Racks Unlimited

                          Title:  Sole Proprietor
                                -----------------------------------------------

                          SELLER:

                          MULTI-COLOR CORPORATION



                          By:  /s/ WILLIAM R. COCHRAN
                             --------------------------------------------------

                          Title:  Vice President/Chief Financial Officer
                                -----------------------------------------------

                          ESCROW AGENT:

                          LONGWORTH TITLE AGENCY, INC.



                          By: /s/ WINFRED FRASER FINES
                             --------------------------------------------------

                          Title: Manager/Vice President
                                -----------------------------------------------




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
------------------------------------------------------------------------------------------------------------------------------------
                                                                 EXHIBIT A
                                                               ESCROW ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
                         Item                                    Budgeted               Time Frame                 Responsibility
====================================================================================================================================
Environmental Remediation
------------------------------------------------------------------------------------------------------------------------------------
   UST removal (Miami Valley Maintenance)                       $51,534.00            Closing/check
------------------------------------------------------------------------------------------------------------------------------------
   contract amount for asbestos remediation (Central
   Insulation)                                                  $26,723.00            Closing/escrow              Multi-Color
------------------------------------------------------------------------------------------------------------------------------------
   Waste Management/Rust                                         $9,448.00            Closing/check
------------------------------------------------------------------------------------------------------------------------------------
   ATC billing outstanding on 3/29/98 58005-0006
   & 58005-0007                                                 $43,430.00            Closing/escrow              Multi-Color
------------------------------------------------------------------------------------------------------------------------------------
   repair of black top over tank farm in North East
   section                                                       $3,750.00            30 days/escrow              James Deckebach
------------------------------------------------------------------------------------------------------------------------------------
   Press Pit soil treated off site by Waste
   Management                                                    $2,915.27            30 days/check
------------------------------------------------------------------------------------------------------------------------------------
   repair of black top damage from earth moving
   equipment                                                     $2,346.00            30 days/escrow              James Deckebach
------------------------------------------------------------------------------------------------------------------------------------
cost to repair brick wall in boiler room                         $3,500.00            30 days/escrow              Multi-Color
------------------------------------------------------------------------------------------------------------------------------------
replace or pay for 112.5 KVA 480/240 transformer
that was sold                                                    $2,000.00            Closing/check to Jim
------------------------------------------------------------------------------------------------------------------------------------
replace hoist on crane in building #18 where cylinder
was removed                                                        $200.00            Closing/escrow              Multi-Color
------------------------------------------------------------------------------------------------------------------------------------
office flooding due to broken pipe in the 4th floor              $1,271.48            Closing/check
------------------------------------------------------------------------------------------------------------------------------------
broken pipe on 4th floor not repaired                              $500.00            4 days/escrow               Multi-Color
------------------------------------------------------------------------------------------------------------------------------------
garbage & metal along north fence line to be
removed, pallets in parking lot and along Eastern
loading area removed, contents of 2 hoppers filled
with debris, removed                                             $1,500.00            30 days/escrow              Multi-Color
------------------------------------------------------------------------------------------------------------------------------------